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                                                                 EXHIBIT 10.34

                         THIRTEENTH AMENDMENT AND WAIVER

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS THIRTEENTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (the "AGREEMENT") is being executed and delivered as of December 20, 2001, by and among Waterlink, Inc., a Delaware corporation (the "COMPANY"), the "Banks" party to and as defined in the "Credit Agreement" referred to below (the "BANKS") and Bank of America, N.A. in its capacities as "Agent" for the Banks under the Credit Agreement and "Collateral Agent" for the Banks pursuant to the Collateral Documents (the "AGENT"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms as set forth in the Credit Agreement referred to and defined below.

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Banks and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 27, 1997, as amended and restated as of February 11, 2000, as further amended (the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed, subject to the terms and conditions set forth therein, to extend credit to the Company;

                  WHEREAS, the Company has (i) failed to make the Scheduled Repayment of principal due and payable with respect to the Term Loans on November 30, 2001 resulting in an Event of Default under SECTION 9.01(a) of the Credit Agreement and (ii) failed to cause to be executed and delivered on or before November 30, 2001 blocked account and lockbox account agreements with respect to certain of its deposit account maintained for its Pure Water business unit as required by SECTION 7.14(e) resulting in an Event of Default under
SECTION 9.01(c) (collectively, the "EXISTING DEFAULTS"); and

                  WHEREAS, the Company has requested that the Banks waive the Existing Defaults and amend the remaining Scheduled Repayments to provide for the later payment of the Company's delinquent installment and, subject to the terms and conditions of this Agreement, the Banks have agreed to such requests.

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company, the Banks and the Agent, such parties hereby agree as follows:

                  SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION 3 of this Agreement, the Credit Agreement is hereby amended as follows (unless otherwise specified, section references refer to sections of the Credit Agreement):




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                  (a) SECTION 2.10(a)(i) is deleted in its entirety and replaced with the following provision:

         On each date set forth below, the Company shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):

                                    Date                          Amount
                                    ----                          ------

                           December 31, 2001                      $100,000
                           Term Maturity Date                $13,017,250.06

                  (b) SECTION 7.14(e) is deleted in its entirety and replaced with the following provision:

                           (e) On or before June 15, 2001, the Company will execute and deliver, and cause to be executed and delivered, in favor of the Agent and the Banks, blocked account and lockbox account agreements, in form and substance acceptable to the Agent, with respect to each depository, collection and concentration account maintained by the Company and each of the Domestic Subsidiaries (other than those accounts maintained by Domestic Subsidiaries comprising the Company's Pure Water business unit (as to which accounts the Company shall use all reasonable efforts to promptly obtain such agreements and in any event on or before December 31, 2001 and, to the extent such efforts are unsuccessful, the Company shall close such accounts and replace them with accounts located at one or more other institutions which execute and deliver such blocked accounts and lockbox agreements on or before January 15, 2002) and other than those determined by the Agent to be immaterial), pursuant to which the Agent would have the right, following the occurrence and during the continuation of any Event of Default, to require that all collections received by the depositories with respect to such accounts shall be maintained in such accounts or transferred (on a daily basis) to the Agent, for application to Loans, L/C Obligations and other obligations of the Company or the Domestic Subsidiaries pursuant to this Agreement or the other Loan Documents, in any such case pursuant to the Agent's exclusive instructions.

                  SECTION 2. WAIVER. Subject to the satisfaction of the conditions set forth in SECTION 3 of this Agreement, the Banks hereby waive the Existing Defaults.

                  SECTION 3. EFFECTIVENESS OF THE AMENDMENT AND WAIVER; CONDITIONS PRECEDENT. The provisions of SECTIONS 1 and 2 of this Agreement shall become effective as of the date hereof upon the Agent's receipt of each of the following:

                  (a) originally-executed (or facsimiles of originally-executed) counterparts of this Agreement executed and delivered by duly authorized officers of the Company, each Guarantor and each of the Banks; and




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                  (b) payment in full of the fees and expenses described in
         SECTION 6(c) hereof, to the extent invoices with respect thereto are delivered to the Company prior to the satisfaction of the other conditions described in this section.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Company and each Guarantor hereby represents and warrants that (a) this Agreement constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms and (b) there is no consent, approval or other requirement known to the Company or such Guarantor which could reasonably be expected to impair or materially delay the Company's or such Guarantor's ability to perform its obligations under this Agreement or the Credit Agreement as proposed to be amended hereby and (c) after giving effect to the provisions of SECTION 2 hereof, no Default or Event of Default will be continuing.

                  SECTION 5. REAFFIRMATION, RATIFICATION AND ACKNOWLEDGMENT. (a) The Company and each of the Guarantors hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Agent, under each Loan Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Agent's nor any Banks' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company or the Guarantors with respect to any subsequent modifications consent or waiver with respect to the Credit Agreement or other Loan Documents. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed and, except as is expressly set forth in SECTION 2 hereof, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any Default or Event of Default (whether or not known to the Agent, the Collateral Agent or any Bank) or any right, power or remedy of the Agent, the Collateral Agent or any Bank of any provision contained in the Credit Agreement or any other Loan Document, whether as a result of any Default or Event of Default or otherwise. This Agreement shall constitute a "Loan Document" for purposes of the Credit Agreement.

                  (b) The Company and each of the Guarantors hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Agent or any of the Banks occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuiness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Loan Document (it being understood that such acknowledgement and confirmation does not preclude the Company or the Guarantors from challenging the Agent's or any Bank's interpretation of any term or provision of the Credit Agreement or other Loan Document) and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Banks, the Agent and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "INDEMNIFIED PARTIES") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand,




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defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing the Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto; PROVIDED, HOWEVER, THAT neither the Company nor any Guarantor hereby releases or holds harmless any Indemnified Party for actions or omissions by any such Indemnified Party constituting, or losses or expenses directly resulting from, the gross negligence or willful misconduct of such Indemnified Party.

                  SECTION 6.  MISCELLANEOUS.

                  (a) EXECUTION IN COUNTERPARTS; GOVERNING LAW This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

                  (b) SECTION TITLES. The section titles contained in this Agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (c) AGENT'S EXPENSE. The Company hereby agrees to promptly reimburse the Agent for all reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals fees, field exam fees and expenses and consultants fees and expenses, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation, administration and execution of the Loan Agreement, this Agreement or any document, instrument, agreement delivered pursuant to the Loan Agreement or this Agreement.

                                     * * * *







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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


WATERLINK, INC.
WATERLINK MANAGEMENT, INC.
WATERLINK SEPARATIONS, INC.
WATERLINK BIOLOGICAL WASTEWATER SYSTEMS, INC.
WATERLINK TECHNOLOGIES, INC.
BARNEBEY & SUTCLIFFE CORPORATION (a/k/a Barnebey Sutcliffe Corporation) C'TREAT OFFSHORE, INC. (f/k/a Chemitreat Services, Inc.)
WATERLINK N.S., INC.




By: /s/ Donald A. Weidig
    --------------------
Name:
Title: Chief Financial Officer












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                             BANK OF AMERICA, N.A., as Agent and Collateral
                             Agent

                             By: /s/ Kristine D. Hyde
                                 ------------------------------------------

                             Title: Vice President
                                    ---------------------------------------




                             BANK OF AMERICA, N.A., Individually as a Bank and as Issuing Bank


                             By: /s/ Thomas E. Czerwinski
                                 ------------------------------------------


                             Title:  Vice President
                                    ---------------------------------------




                             COMERICA BANK


                             By: /s/ Preeti Sarnaik
                                 ------------------------------------------

                             Title: Assistant Vice President
                                    ---------------------------------------




                             FIFTH THIRD BANK, CENTRAL OHIO


                             By:  /s/ David Peura
                                 ------------------------------------------

                             Title: Assistant Vice President
                                    ---------------------------------------




                             HARRIS TRUST AND SAVINGS BANK


                             By: /s/ Michael J. Johnson
                                 ------------------------------------------


                             Title: Managing Director
                                    ---------------------------------------




                             PNC BANK, NATIONAL ASSOCIATION


                             By: /s/ James B. Horan
                                 ------------------------------------------

                             Title: Vice President
                                    ---------------------------------------




                             UNION BANK OF CALIFORNIA, N.A.


                             By: /s/ Christiana Creekpaum
                                 ------------------------------------------

                             Title: Vice President
                                    ---------------------------------------